UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2009

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 5, 2009, Hamlet Tender, LLC and Hamlet FW LLC, and/or one or more additional investment vehicles formed or to be formed by the Sponsors (as defined below) and certain other co-investors (collectively, the “Investors”) launched a $250 million cash tender offer (the “Second Lien Tender Offers”) for up to approximately $676 million aggregate principal amount of the 10% Second-Priority Senior Secured Notes due 2015 and 10% Second-Priority Senior Secured Notes due 2018 of Harrah’s Operating Company, Inc., the direct, wholly-owned subsidiary of the Registrant (“HOC”). Hamlet Tender, LLC and Hamlet FW LLC were formed and are controlled by affiliates of Apollo Global Management, LLC (“Apollo”) and TPG Capital, L.P. (“TPG” and, together with Apollo, the “Sponsors”). The Investors have stated their intention to amend the Second Lien Tender Offers to include offers for the new second lien notes to be issued in HOC’s exchange offers announced on March 4, 2009 upon consummation of the exchange offers.

The Registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information. This information, which has not been previously reported, is derived from an Offer to Purchase that is being disseminated in connection with the Second Lien Tender Offers described above.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Registrant, dated March 4, 2009, announcing the private exchange offers and tender offers for outstanding debt securities of HOC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1     Text of press release, dated March 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: March 5, 2009	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Text of press release, dated March 4, 2009.